Exhibit (a)(1)(B)

        LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
(Including the Associated Preferred Stock Purchase Rights)
of
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
at
$87.50 NET PER SHARE
by
HDTMS, INC.
an indirect wholly owned subsidiary of
HERTZ GLOBAL HOLDINGS, INC.

Pursuant to the Offer to Purchase dated September 10, 2012

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 5, 2012, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefore below, with signature guaranteed, if required, and complete the IRS Form W-9 included in this Letter of Transmittal, if required. The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your Shares (as defined below) into the Offer (as defined below).

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))			Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)

		Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)	Total Number of Shares Represented by Book-Entry (Electronic Form) Tendered	Number of Shares Tendered**

Total Shares

**	Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

        The Offer (as defined below) is not being made (nor will tenders of shares be accepted from or on behalf of stockholders) in any jurisdiction where it would be illegal to do so.

        This Letter of Transmittal is to be used for the tender of shares of common stock (together with the associated preferred stock purchase rights, "Dollar Thrifty Common Stock") of Dollar Thrifty Automotive Group, Inc. ("Dollar Thrifty"), a Delaware corporation. Tendering Dollar Thrifty stockholders may use this form if certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Dollar Thrifty Common Stock is to be made by book-entry transfer to the account of Computershare Trust Company, N.A. (the "Depositary") at the book-entry transfer facility pursuant to the procedures set forth in Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase dated September 10, 2012 (the "Offer to Purchase").

        Holders of outstanding shares of Dollar Thrifty Common Stock whose certificates representing shares of Dollar Thrifty Common Stock are not immediately available or who cannot deliver their certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights and all other required documents to the Depositary on or prior to the Expiration Date (as defined herein), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, must tender their shares of Dollar Thrifty Common Stock according to the guaranteed delivery procedure set forth in the Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

TENDER OF SHARES

☐
CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by guaranteed delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND
FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

        The undersigned hereby tenders to HDTMS, Inc. ("Purchaser"), a Delaware corporation and an indirect wholly owned subsidiary of Hertz Global Holdings, Inc. ("Hertz"), a Delaware corporation, each of the above-described shares of common stock, par value $0.01 per share (together with the associated preferred stock purchase rights, "Dollar Thrifty Common Stock"), of Dollar Thrifty Automotive Group, Inc. ("Dollar Thrifty"), a Delaware corporation, pursuant to Purchaser's offer to purchase (the "Offer") all outstanding shares of Dollar Thrifty Common Stock, at a purchase price of $87.50 per share net to the seller in cash, without interest and less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase dated September 10, 2012 (the "Offer to Purchase"), and in this Letter of Transmittal, receipt of which is hereby acknowledged. The Offer expires at 12:00 midnight, New York City Time, on October 5, 2012 (which is the end of the day on October 5, 2012), unless extended as described in the Offer to Purchase (as extended, the "Expiration Date"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more of its affiliates the right to purchase all or any portion of the Dollar Thrifty Common Stock tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the undersigned's rights to receive payment for shares of Dollar Thrifty Common Stock validly tendered and accepted for payment pursuant to the Offer.

        Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance for payment of shares of Dollar Thrifty Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the shares of Dollar Thrifty Common Stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of Dollar Thrifty Common Stock or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Offer to Purchase, other than regular quarterly cash dividends (if any) on Dollar Thrifty Common Stock (collectively, "Distributions")) and irrevocably appoints Computershare Trust Company, N.A. (the "Depositary") the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares of Dollar Thrifty Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares of Dollar Thrifty Common Stock), to (i) deliver certificates representing such shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights, and all Distributions, or transfer ownership of such shares of Dollar Thrifty Common Stock (and all Distributions) on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Purchaser; (ii) present such shares of Dollar Thrifty Common Stock (and all Distributions) for transfer on the books of Dollar Thrifty; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Dollar Thrifty Common Stock (and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal, or through delivery of an Agent's Message, as set forth in Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase, the tendering stockholder irrevocably appoints designees of Purchaser as such stockholder's agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such stockholder's rights with respect to the shares of Dollar Thrifty Common Stock tendered by such stockholder and accepted for payment by Purchaser (and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of Dollar Thrifty Common Stock (and all Distributions). Such appointment will be effective when, and only to the extent that, Purchaser accepts such shares of Dollar Thrifty Common Stock for payment. Upon appointment, all prior powers of attorney, proxies and consents given by such stockholder with respect to such shares of Dollar Thrifty Common Stock (and all Distributions) will be revoked, without further action, and no subsequent powers of attorney, proxies, consents or revocations may be given nor any subsequent written consent executed by such stockholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Purchaser will, with respect to the shares of Dollar Thrifty Common Stock (and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of Dollar Thrifty's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for shares of Dollar Thrifty Common Stock to be deemed validly tendered, immediately upon Purchaser's acceptance of shares of Dollar Thrifty

Common Stock for payment, Purchaser must be able to exercise full voting, consent and other rights with respect to such shares of Dollar Thrifty Common Stock (and all Distributions).

        The foregoing proxies are effective only upon acceptance for payment of shares of Dollar Thrifty Common Stock tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies or consents, absent a purchase of shares of Dollar Thrifty Common Stock, from Dollar Thrifty's stockholders.

        The undersigned hereby represents and warrants that the undersigned owns the shares of Dollar Thrifty Common Stock being tendered (and all Distributions), the undersigned has full power and authority to tender, sell, assign and transfer the shares of Dollar Thrifty Common Stock (and all Distributions) tendered hereby, when such shares of Dollar Thrifty Common Stock are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and none of such shares of Dollar Thrifty Common Stock (or any Distributions) will be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of shares of Dollar Thrifty Common Stock (and all Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of shares of Dollar Thrifty Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the shares of Dollar Thrifty Common Stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of shares of Dollar Thrifty Common Stock pursuant to any one of the procedures described in Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the shares of Dollar Thrifty Common Stock tendered hereby.

        The undersigned understands that the delivery and surrender of shares of Dollar Thrifty Common Stock that the undersigned has tendered is not effective, and the risk of loss of such shares of Dollar Thrifty Common Stock does not pass to the Depositary, until the Depositary receives this Letter of Transmittal, properly completed and duly executed, or an Agent's Message (as discussed in Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Purchaser and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM AND ELIGIBILITY (INCLUDING TIME OF RECEIPT) OF ANY TENDER OF SHARES OF DOLLAR THRIFTY COMMON STOCK WILL BE DETERMINED BY HERTZ AND PURCHASER IN THEIR SOLE DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING DOLLAR THRIFTY STOCKHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of shares of Dollar Thrifty Common Stock is valid until all defects and irregularities in tenders of shares of Dollar Thrifty Common Stock have been cured or waived and that none of Hertz, Purchaser, the Depositary, the Information Agent (see below), the Dealer Manager (see below) or any other person is under any duty to give notification of any defects or irregularities in the tender of any shares of Dollar Thrifty Common Stock or will incur any liability for failure to give any such notification.

        Unless otherwise indicated below under "Special Payment Instructions", the undersigned hereby requests that a check for the purchase price of all shares of Dollar Thrifty Common Stock purchased and, if appropriate, the return of any certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights not tendered or not accepted for payment, be issued in the name(s) of the registered holder(s) appearing above in the box entitled "Description of Shares

Tendered". Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions", the undersigned hereby requests that a check for the purchase price of all of the shares of Dollar Thrifty Common Stock purchased and, if appropriate, any certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights not tendered or not accepted for payment (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holder(s) appearing above in the box entitled "Description of Shares Tendered". In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, the undersigned hereby requests that a check for the purchase price of all of the shares of Dollar Thrifty Common Stock purchased and, if appropriate, the return of any certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights not tendered or not accepted for payment, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Stockholders tendering shares of Dollar Thrifty Common Stock by book-entry transfer may request that shares of Dollar Thrifty Common Stock not purchased be credited to such account at the book-entry transfer facility as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such shares of Dollar Thrifty Common Stock not purchased will be returned by crediting the account at the book-entry transfer facility designated below. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any shares of Dollar Thrifty Common Stock from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the shares of Dollar Thrifty Common Stock so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of shares of Dollar Thrifty Common Stock accepted for payment (without interest and less any required withholding taxes) and/or certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights not tendered or not accepted for payment are to be issued in the name of someone other than the registered holder(s) listed above in the box entitled "Description of Shares Tendered".

  Issue (please check one or both, as applicable):

  ☐ Check        ☐ Share Certificate(s)        to:

Name:	(Please Print)
Address:
(Zip Code)

Area Code and Telephone
Number:
Taxpayer Identification Number or Social Security
Number:	(See Substitute Form W-9 attached; foreign stockholder see appropriate Form W-8)

  ☐ Credit shares of Dollar Thrifty Common Stock tendered by book-entry transfer, but not purchased, to the account number at the book-entry transfer facility set forth below.

Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of the shares of Dollar Thrifty Common Stock accepted for payment (without interest and less any required withholding taxes) and/or certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights not tendered or not accepted for payment are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box entitled "Description of Shares Tendered".

  Mail (please check one or both, as applicable):

  ☐ Check        ☐ Share Certificate(s)        to:

Name:	(Please Print)
Address:
(Zip Code)

Area Code and Telephone
Number:
Taxpayer Identification Number or Social Security
Number:	(See Substitute Form W-9 attached; foreign stockholder see appropriate Form W-8)

  IMPORTANT
  STOCKHOLDER: SIGN HERE
  (PLEASE COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF
  TRANSMITTAL OR AN APPLICABLE IRS FORM W-8)

Signature(s) of Holder(s) of Shares

Dated:
Name(s)	(Please Print)

Capacity (full title) (See Instruction 5)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See IRS Form W-9 included herein)

              Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

  GUARANTEE OF SIGNATURE(S)
  (IF REQUIRED—SEE INSTRUCTION 1 AND 5)

Authorized Signature

Name

Name of Firm

Address	(Include Zip Code)

Area Code and Telephone No.

Dated:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (i) if the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of the shares of Dollar Thrifty Common Stock tendered therewith, unless such registered holder(s) have completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if shares of Dollar Thrifty Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Signature Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by Dollar Thrifty stockholders either if certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the shares of Dollar Thrifty Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase. For a stockholder to validly tender shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates representing tendered shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) such shares of Dollar Thrifty Common Stock must be tendered pursuant to the procedure for book-entry transfer set forth herein and in the Offer to Purchase, and a book-entry confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Offer to Purchase.

        Stockholders whose certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Dollar Thrifty Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Offer to Purchase.

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and (iii) certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights, in proper form for transfer (or a book-entry confirmation with respect to all tendered shares of Dollar Thrifty Common Stock), together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

        The term "Agent's Message" means a message, transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the shares of Dollar Thrifty Common Stock that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

        THE METHOD OF DELIVERY OF THE SHARES OF DOLLAR THRIFTY COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, RECEIPT OF A BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional shares of Dollar Thrifty Common Stock will be accepted for payment. By execution of this Letter of Transmittal , all tendering stockholders waive any right to receive any notice of the acceptance of their shares of Dollar Thrifty Common Stock for payment.

        3.    Inadequate Space.    If the space provided herein under "Description of Shares Tendered" is inadequate, the number of shares of Dollar Thrifty Common Stock tendered and the certificate numbers representing such shares of Dollar Thrifty Common Stock, if applicable, should be listed on a separate signed schedule and attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

        4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all shares of Dollar Thrifty Common Stock represented by any certificate delivered to the Depositary, or if fewer than all associated preferred stock purchase rights represented by any separate certificate delivered to the Depositary, are to be tendered hereby, fill in the number of shares of Dollar Thrifty Common Stock that are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new certificates representing the remainder of the shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights that were represented by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box entitled "Description of Shares Tendered", unless otherwise provided in the box(es) entitled "Special Delivery Instructions" and/or "Special Payment Instructions" herein, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Dollar Thrifty Common Stock represented by certificates and, if applicable, any separate certificates representing associated preferred stock purchase rights delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of shares of Dollar Thrifty Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such shares of Dollar Thrifty Common Stock (or if the shares are uncertificated, as written on the books of Dollar Thrifty) without alteration, enlargement or any other change whatsoever.

        If any shares of Dollar Thrifty Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any shares of Dollar Thrifty Common Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Dollar Thrifty Common Stock.

        If this Letter of Transmittal is signed by the registered holder(s) of shares of Dollar Thrifty Common Stock tendered hereby, no endorsements of certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights or separate stock powers are required, unless payment of the purchase price is to be made, or the certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of such person's authority so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay or cause to be paid all United States stock transfer taxes with respect to the transfer of any shares of Dollar Thrifty Common Stock to Purchaser, or by its order, pursuant to the Offer. If, however, a transfer tax is imposed based on income or for any reason other than the tender of shares of Dollar Thrifty Common Stock in the Offer, then those transfer taxes, whether imposed on the registered holder(s) or any other person(s) will not be payable to the tendering holder(s). If payment of the purchase price is to be made to, or if certificate(s) representing shares of Dollar Thrifty Common Stock not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered certificates representing shares of Dollar Thrifty Common Stock are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of any issuance or transfer to such other person will be deducted from the consideration to be received by such stockholder for the purchase of such shares of Dollar Thrifty Common Stock in the Offer, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        7.    Special Payment and Delivery Instructions.    If a check for the purchase price of the shares of Dollar Thrifty Common Stock purchased is to be issued in the name of or any shares of Dollar Thrifty Common Stock not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box entitled "Description of Shares Tendered" or if a check or any certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights not tendered or not purchased are to be sent to someone other than the registered holder(s) listed above in the box entitled "Description of Shares Tendered" or to the registered holder(s) listed above in the box entitled "Description of Shares Tendered" at an address other than that listed above in the box entitled "Description of Shares Tendered", the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering shares of Dollar Thrifty Common Stock by book-entry transfer may request that shares of Dollar Thrifty Common Stock not purchased be credited to such account at the book-entry transfer facility as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such shares of Dollar Thrifty Common Stock not purchased will be returned by crediting the account at the book-entry transfer facility designated above.

        8.    Substitute Form W-9.    Payments made to certain stockholders pursuant to the Offer may be subject to backup withholding. To avoid backup withholding, each U.S. Holder (as defined in the Offer to Purchase) and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a Non-U.S. Holder (as defined in the Offer to Purchase) qualifies as an exempt recipient, such stockholder or payee must submit a Form W-8BEN (or other applicable IRS Form W-8). Such forms can be obtained from the Depositary or at www.irs.gov. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares of Dollar Thrifty Common Stock are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to complete the Substitute Form W-9 or any other applicable form will not, by itself, cause shares of Dollar Thrifty Common Stock to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates.    Holders of certificates representing shares of Dollar Thrifty Common Stock and, if applicable, any separate certificates representing associated preferred stock purchase rights that have been mutilated, lost, stolen or destroyed should contact Computershare Trust Company, N.A., the transfer agent for Dollar Thrifty Common Stock, by calling 800 962 4284 or (781) 575 3120. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The Depositary will not accept any Letter of Transmittal without the accompanying certificates. Dollar Thrifty stockholders wishing to tender shares of Dollar Thrifty Common Stock represented by certificates and, if applicable, any separate associated preferred stock purchase rights represented by separate certificates that have been mutilated, lost, stolen or destroyed must first obtain replacement certificates from Computershare Trust Company, N.A. and present such replacement certificates to the Depositary with this Letter of Transmittal.

        10.    Waiver of Conditions.    Except as set forth in the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by Hertz or Purchaser, in their sole discretion, at any time and from time to time, in the case of any shares of Dollar Thrifty Common Stock tendered.

        11.    Questions and Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

        12.    Irregularities.    All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) of any tender of shares of Dollar Thrifty Common Stock will be determined by Hertz and Purchaser in their sole discretion, and their determinations shall be final and binding to the fullest extent permitted by law. Purchaser reserves the absolute right to reject any and all tenders of shares of Dollar Thrifty Common Stock determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Dollar Thrifty Common Stock of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of shares of Dollar Thrifty Common Stock will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Purchaser. None of Hertz, Purchaser, Dollar Thrifty, the Depositary, the Information Agent, the Dealer Manager (as the foregoing are defined in the Offer to Purchase) or any other person is or will be under any duty to give any notification of any defects or irregularities in the tender of shares of Dollar Thrifty Common Stock and none of them will incur any liability for failure to give any such notification. Purchaser's interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES AND, IF APPLICABLE, ANY SEPARATE CERTIFICATES FOR ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYER'S NAME: Computershare Trust Company, N.A.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS) Payer's Request for Taxpayer Identification Number (TIN) Please fill in your name and address below.	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE "APPLIED FOR" AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Name	Check appropriate box:
☐ Individual/Sole Proprietor        ☐ C Corporation
☐ S Corporation        ☐ Partnership        ☐ Trust/Estate
☐ Limited Liability Company. Enter the tax classification
(C=C corporation, S=S corporation, P=partnership)
☐ Other

Business Name/disregarded entity name, if different from above	Part 2—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Address (number and street) City, State and Zip code	Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9".

Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" IN
PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a Taxpayer Identification Number, all reportable payments made to me will be subject to backup withholding but will be refunded if I provide a certified Taxpayer Identification Number within 60 days.

Signature:	Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER TAXPAYER IDENTIFICATION NUMBER ("TIN") TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671- 4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity(4)
9.	Corporation or LLC electing corporate status on IRS Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671- 4(b)(2)(i)(B))	The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*Note: Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

•
An organization exempt from tax under section 501(a), any IRA where the payor is also the trustee or custodian, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•
The United States or any agency or instrumentality thereof.

•
A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•
An international organization or any agency, or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

•
A corporation.

•
A financial institution.

•
A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•
A real estate investment trust.

•
A common trust fund operated by a bank under section 584(a).

•
An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•
An entity registered at all times under the Investment Company Act of 1940.

•
A foreign central bank of issue.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•
Payments to nonresident aliens subject to withholding under section 1441.

•
Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

•
Payments described in section 6049(b)(5) to non-resident aliens.

•
Payments on tax-free covenant bonds under section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to an individual.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Internal Revenue Code of 1986, as amended (the "Code"). All section references above are to the Code.

PRIVACY ACT NOTICE—Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give TINs to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TIN—If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

        Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Depositary for the Offer is:

By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940-3011	By Overnight Courier: Computershare c/o Voluntary Corporate Actions, Suite V 250 Royall Street Canton, MA 02021

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call Toll Free: (877) 456-3507
Banks and Brokers May Call Collect: (212) 750-5833

The Dealer Manager for the Offer is:

Barclays Capital Inc.
745 Seventh Avenue, 3rd Floor
New York, New York 10019
Attention: Equity Corporate Services
Toll Free: (888) 610-5877